CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


With respect to the report on Form N-CSR filed for Old Mutual Insurance Series Fund (the "Trust") for the period ended June 30, 2006 (the "Report"), the undersigned hereby certify, to the best of their knowledge, to the following:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Date: August 25, 2006

                                                    /s/ David J. Bullock
                                                    ----------------------------
                                                    David J. Bullock
                                                    Principal Executive Officer


                                                    /s/ Mark E. Black
                                                    ----------------------------
                                                    Principal Financial Officer



These certifications shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. These certifications shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.